Exhibit 10.28

          FEBRUARY 3, 2003 AMENDMENT TO THE ADOPTION AGREEMENT TO THE MICROCHIP TECHNOLOGY INCORPORATED SUPPLEMENTAL RETIREMENT PLAN

1.03 COVERAGE

     (a) ONLY THOSE EMPLOYEES LISTED IN ATTACHMENT A WILL BE ELIGIBLE TO PARTICPATE IN THE PLAN.

     (b)  THE ENTRY DATE(S) SHALL BE (CHECK ONE):

          (1)  [ ] the first day of each Plan Year.

          (2) [ ] the first day of each Plan Year and the date six months later.

          (3) [ ] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

          (4)  [X] the first day of each month.

1.04 COMPENSATION

     FOR PURPOSES OF DETERMINING CONTRIBUTIONS UNDER THE PLAN, COMPENSATION SHALL BE AS DEFINED IN SECTION 2.01(a)(6), BUT EXCLUDING (CHECK THE APPROPRIATE BOX(ES)):

     (a)  [X] Overtime Pay.

     (b)  [ ] Bonuses.

     (c)  [X] Commissions.

     (d) [X] The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

     (e)  [ ] No exclusions.

1.05 CONTRIBUTIONS

     (a) DEFERRAL CONTRIBUTIONS. THE EMPLOYER SHALL MAKE A DEFERRAL CONTRIBUTION IN ACCORDANCE WITH SECTION 4.01 ON BEHALF OF EACH PARTICIPANT WHO HAS AN EXECUTED SALARY REDUCTION AGREEMENT IN EFFECT WITH THE EMPLOYER FOR THE PLAN YEAR (OR PORTION OF THE PLAN YEAR) IN QUESTION, NOT TO EXCEED 50% COMPENSATION FOR THAT PLAN YEAR.

Effective: January 1, 2000
Authorized Signer: Sue Flores
Date: 12/9/99

                                                  Effective date: 3/31/03
                                                  Authorized signer: Linda Croft
                                                  Date: 1/30/03

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